EXHIBIT 10.9

                               SECURITY AGREEMENT

     This Security Agreement (the "Agreement") is made between North Texas Circuit Board Co., Inc., a Texas corporation, ("NTCB"), and Dutchess Private Equities Fund, L.P. and David Wykoff ("Secured Party").

     WHEREAS, the Secured Party is purchasing $240,000 of convertible debentures from Flexxtech Corporation, the net proceeds of which shall be wired directly to NTCB for the purchase of a Giga 8800 Automatic CNC Drilling Machine and working capital.

     NOW THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, NTCB and Secured Party hereby agree as follows:

     1.     Grant  of  Security Interest.  NTCB hereby grants to Secured Party a
            -----------------------------
security interest in the collateral described in Exhibit A attached hereto and made a part hereof (the "Collateral") and all proceeds (as that term is defined in the Texas Uniform Commercial Code) of the Collateral. NTCB and Secured Party acknowledge their mutual intent that all security interests contemplated herein are given as a contemporaneous exchange for new value to NTCB.

     2.     Debts  Secured.  The  security  interest  granted  by this Agreement
            ---------------
shall  secure  the  following obligation, which is a full recourse obligation of
NTCB: (a) a convertible debenture issued by Flexxtech Corporation in favor of Dutchess Private Equities Fund, L.P., dated October of 2001, in the principal amount of SIXTY THOUSAND Dollars ($60,000), any and all renewals, extensions, replacements, modifications and amendments thereof, including any which increase the original principal amount and (b) a convertible debenture issued by Flexxtech Corporation in favor of David Wykoff, dated October of 2001, in the principal amount of ONE HUNDRED EIGHTY THOUSAND Dollars ($180,000), any and all renewals, extensions, replacements, modifications and amendments thereof, including any which increase the original principal amount (cumulatively referred to as the "Debentures").

     3.     Perfection  and  Enforcement  of  Assignment  and Security Interest.
            --------------------------------------------------------------------
NTCB agrees to deliver any and all documents or similar instruments evidencing the Collateral, to Secured Party or Secured Party's counsel, at the time of execution of this Agreement. NTCB agrees to give good faith, diligent cooperation to Secured Party and to perform such other acts as reasonably requested by Secured Party for perfection and enforcement of said security interest, including the filing of a UCC-1 Financing Statement with the Texas Secretary of State's Office. NTCB will promptly deliver to Secured Party all written notices, or other documents constituting or relating to the Collateral and will promptly give Secured Party written notice of any other notices which are received in the future by NTCB with respect to the Collateral.

     4.     Secured  Creditors.  NTCB  represents  and warrants that it does not
            ------------------
have any outstanding security interests relating to the collateral and it shall not create or incur any indebtedness or obligation for borrowed money except for indebtedness with respect to trade obligations and other normal accruals in the ordinary course of business not yet due and payable, and shall not grant any other security interests in the Collateral until payment and performance in full of the obligations hereunder.

     5.     Representations  and  Warranties  Concerning  Collateral.  NTCB
            ---------------------------------------------------------
represents  and  warrants  that:

          a. NTCB will be the sole owner of the Collateral upon receipt of the funding from Secured Party.

          b. The Collateral is not subject to any security interest, lien, prior assignment, or other encumbrance of any nature whatsoever except for the security interest created by the Debentures and this Agreement.

          c. A UCC-1 financing statement in favor of Secured Party shall be filed in the Texas Secretary of State's Office placing Secured Party in a first lien position concerning the Collateral.

          d. NTCB has been duly organized, is validly existing and is in good standing under the laws of the State of Texas and is duly qualified and in good standing in each other state in which the nature of its activities requires it to be so qualified.

          e. NTCB has not changed its name or been the subject of any merger, consolidation or other corporate reorganization during the four month period immediately prior to the date of this Agreement.

          f. NTCB has all requisite power and authority to transact the business that it now transacts and to own or lease the properties and assets that it purports to own or lease.

          g. The execution performance and delivery of this Agreement and the Debentures or other instrument or agreement contemplated herein by NTCB has been duly authorized by all requisite corporate action on behalf of NTCB.

          h.     NTCB will notify Secured Party in writing not fewer than thirty
(30) days in advance of any change in NTCB's principal place of business or other business locations, or change in its state of incorporation.

          i. The execution, delivery and performance of this Agreement and the Debentures or other instrument or agreement contemplated herein by NTCB will not result in a breach of any terms or conditions of any other contract or agreement or in the acceleration of any other obligation of NTCB.

          j. No consent or approval of any other person or entity that has not been obtained by NTCB is required before NTCB may execute, deliver and perform its obligations under this Agreement.

     6.     Covenants  Concerning  Collateral.  NTCB  covenants  that:
            ----------------------------------

          a. NTCB covenants, represents and warrants that there are presently no other secured creditors that are able to obtain priority over Secured Party concerning the Collateral or any proceeds of the Collateral.

          b. NTCB agrees to promptly execute and deliver any UCC Financing Statements reasonably requested by Secured Party for perfection or enforcement of this Agreement and the security interests created hereby, and to give good faith, diligent cooperation to Secured Party and to perform such other acts reasonably requested by Secured Party for perfection and enforcement of said security interests.

          c. NTCB will defend the Collateral against all claims and demands of all persons. NTCB will keep the Collateral free from any lien, security interest, assignment or other encumbrances except for the security interest granted herein. NTCB will take all steps necessary or advisable to preserve rights against account debtors and other parties. NTCB will promptly and fully inform Secured Party of any matter or information that may come to its attention which might impair the Collateral or proceeds thereof. NTCB will not sell, transfer or further encumber or lien the Collateral in any way whatsoever.

          d. NTCB will execute and deliver to Secured Party, at such times and in such form and containing such terms as Secured Party may require, instruments, documents and agreements evidencing all or any part of the indebtedness and such certificates of title, financing and continuation statements and other instruments as Secured Party may deem necessary or desirable to protect, perfect and preserve the security interest created herein. NTCB will pay all reasonable costs of filing and recording incurred by Secured Party in connection with the protection, perfection and preservation of the security interest. Furthermore, NTCB irrevocably appoints Secured Party its attorney-in-fact in NTCB's name and on its behalf to make, execute, deliver and file any instruments or documents and to take any action as Secured Party deems necessary or appropriate to protect and preserve the Collateral on behalf of and for the benefit of Secured Party.

          e. NTCB will be responsible for all risk of loss and any damage to the Collateral. NTCB will (if applicable to the type of collateral indicated in Exhibit A) have and maintain insurance at all times with respect to the collateral against risks of fire (including so-called extended coverage), theft and such other risks as Secured Party may require. All insurance with respect to the Collateral shall be written by such companies, on such terms, in such form and for such periods and amounts as may be satisfactory to Secured Party, and shall be payable to Secured Party and NTCB as their interests may appear on such policies, with annual premiums prepaid by NTCB. NTCB shall deliver the insurance policies to Secured Party upon request. NTCB hereby irrevocably appoints Secured Party as its agent to collect, compromise and settle any loss or claim payable under such policies and to endorse any loss payment or return premium check in NTCB's name and to apply the proceeds thereof to the satisfaction of the indebtedness in such manner as Secured Party shall determine. NTCB shall give immediate written notice to Secured Party and to insurers of loss or damage to the Collateral and will promptly file proofs of loss with insurers.

          f. NTCB will permit Secured Party or its agent to inspect the Collateral, during normal business hours (or at other times, if Secured Party shall have notified NTCB in advance). NTCB will furnish to Secured Party copies of all records, documents and instruments which Secured Party may reasonably request solely as same relates to the Collateral.

          g.     NTCB  shall  pay  its  debts  promptly  as  they  become  due.

          h. NTCB shall not change its name without giving Secured Party notice not fewer than thirty (30) days in advance. The notice shall set forth
NTCB's  new  name  and  the  date  on  which  the  new name shall first be used.

          i. NTCB shall immediately deliver to Secured Party all certificates of title, or other such similar documents, to any Collateral for which such certificates are used.

     7.     Right  to  Perform  for  NTCB.     Secured  Party  may,  in its sole
            ------------------------------
discretion and without any duty to do so, elect to discharge taxes, tax liens, security interests, or any other encumbrance upon the Collateral, perform any duty or obligation of NTCB, pay filing, recording, insurance and other charges payable by NTCB, or provide insurance as provided herein if NTCB fails to do so. Any such payments advanced by Secured Party shall be repaid by NTCB upon demand, together with interest thereon from the date of advance until repaid at the rate of ten percent (10%) per annum.

     8.     Default.     Time  is  of  the  essence  of  this  Agreement.  The
            --------
occurrence  of any of the following events shall constitute a default under this
Agreement:

          a. Any representation, warranty or covenant made by or on behalf of NTCB in this Agreement is materially false or materially misleading when made;

          b. NTCB fails in the payment or performance of any obligation, covenant, agreement or liability created by or contemplated by this Agreement or secured by this Agreement;

          c. Any default in the payment or performance of any amounts, obligation, covenant, agreement or liability under the Debentures; or

          d.     Any  default,  as  that  term  is  defined  in  the Debentures.

     No course of dealing or any delay or failure to assert any default shall constitute a waiver of that default or of any prior or subsequent default.
     9.     Remedies.     Upon  the  occurrence  of  any  default  under  this
            ---------
Agreement, Secured Party shall have the following rights and remedies, in addition to all other rights and remedies existing at law, in equity, or by statute or provided in the Debentures:

          a. Secured Party shall have all the rights and remedies available under the Uniform Commercial Code:

          b. If NTCB fails to cure any default within fifteen (15) days after NTCB's receipt of written notice of default from Secured Party, Secured Party may sell, assign, deliver or otherwise dispose of any or all of the Collateral for cash and/or credit and upon such terms and at such place or places, and at such time or times, and to such person, firms, companies or corporation as Secured Party reasonably believes expedient, without any advertisement whatsoever, and, after deducting the reasonable costs and out-of-pocket expenses incurred by Secured Party, including, without limitation,
(1) reasonable attorneys fees and legal expenses, (2) advertising of sale of the Collateral, (3) sale commissions, (4) sales tax, and (5) costs for preservation and protection of the Collateral, apply the remainder to pay, or to hold as a reserve against, the obligations secured by this Agreement.

          c. The rights and remedies herein conferred are cumulative and not exclusive of any other rights and remedies and shall be in addition to every other right, power and remedy herein specifically granted or hereafter existing at law, in equity, or by statute which Secured Party might otherwise have, and any and all such rights and remedies may be exercised from time to time and as often and in such order as Secured Party may deem expedient. Such remedies may be exercised singularly or concurrently. No delay or omission in the exercise of any such right, power or remedy or in the pursuance of any remedy shall impair any such right, power or remedy or be construed to be a waiver thereof or of any default or to be an acquiescence therein.

          d. In the event of breach or default under the terms of this Agreement by NTCB, NTCB agrees to pay all reasonable attorneys fees and legal expenses incurred by or on behalf of Secured Party in enforcement of this Agreement, in exercising any remedy arising from such breach or default, or otherwise related to such breach or default. NTCB additionally agrees to pay all reasonable costs and out-of-pocket expenses, including, without limitation,
(1) reasonable attorneys fees and legal expenses, (2) advertising of sale of the Collateral, (3) sale commissions, (4) sales tax, and (5) costs for preservation and protection of the Collateral, incurred by Secured Party in obtaining possession of Collateral, preparation for sale, sale or other disposition, and otherwise incurred in foreclosing upon the Collateral. Any and all such costs and out-of-pocket expenses shall be payable by NTCB upon demand, together with interest thereon at ten percent (10.0%) per annum.

          e. Regardless of any breach or default, NTCB agrees to pay all expenses, including reasonable attorneys fees and legal expenses, incurred by Secured Party in any bankruptcy proceeding of any type involving NTCB, the Collateral, or this Agreement, including, without limitation, expenses incurred in modifying or lifting the automatic stay, determining adequate protection, use of cash collateral, or relating to any plan of reorganization.

          f. If NTCB shall be in default under this Agreement, Secured Party, immediately and at any time thereafter, may declare all of the indebtedness secured pursuant to this Agreement immediately due and payable, shall have all rights available in law or at equity, including, without limitation, specific performance of this Agreement or for an injunction against violations of any of the terms hereof, and the rights and all the remedies of a secured party under the Texas UCC and any other applicable law.

     10.     Notices.     All notices or demands by any party hereto shall be in
             --------
writing and may be sent by regular mail. Notices shall be deemed received when deposited in a United States post office box, postage prepaid, properly addressed to NTCB or Secured Party at the mailing addresses stated below or to such other addresses as NTCB or Secured Party may from time to time specify in writing. Any notice otherwise delivered shall be deemed to be given when actually received by the addressee. Additionally, copies of all notices or demands made by one party shall be faxed by such party to the other parties attorney on the same date as mailed.

     If  to  NTCB  to:
     North  Texas  Circuit  Board  Co.,  Inc.
     1501  West  Shady  Grove
     Grand  Prairie,  TX  75050
     ATTN:  Linette  Malloy
     Telephone  No.:  (972)  790-7610
     Telecopier  No.:  (972)  986-2381
     with  a  copy  to:
     Bell,  Nunnally  &  Martin  LLP
     3232  McKinney  Avenue
     Suite  1400
     Dallas,  TX  75204-2429
     ATTN:  William  E.  Swart,  Esq.
     Telephone  No.:  (214)  740-1400
     Telecopier  No.:  (214)  740-1499

     If  to  Secured  Party  to:

               Dutchess  Private  Equities  Fund,  L.P.
               100  Mill  Plain  Road,  3rd  Floor
               Danbury,  CT  06811
               Attention:  Michael  Novielli
               Telephone  No.:  203-791-3838
               Telecopier  No.:  203-791-3839

     AND
               David  Wykoff
               c/o  Dutchess  Private  Equities  Fund,  L.P.
               100  Mill  Plain  Road,  3rd  Floor
               Danbury,  CT  06811
               Attention:  Michael  Novielli
               Telephone  No.:  203-791-3838
               Telecopier  No.:  203-791-3839


     With  a  copy  to:
               Joseph  B.  LaRocco,  Esq.
               49  Locust  Avenue  -  Suite  107
               New  Canaan,  CT  06840
               Telephone  No.:  203-966-0566
               Telecopier  No.:  203-966-0363

     11.     Indemnification.     NTCB agrees to indemnify Secured Party for any
             ----------------
and all claims and liabilities, and for damages which may be awarded against Secured Party and for all reasonable attorneys fees, legal expenses, and other out-of-pocket expenses incurred in defending such claims, arising from or related in any manner to the negotiation, execution, or performance of this Agreement, excluding any claims and liabilities based upon breach or default by Secured Party under this Agreement or upon the negligence or misconduct of Secured Party. Secured Party shall have sole and complete control of the defense of any such claims, and is hereby given the authority to settle or otherwise compromise any such claims as Secured Party in good faith determines shall be in its best interests.

     12.     Litigation.     Other  than  as  disclosed in the public filings of
             ----------
Flexxtech Corporation and in writing to Secured Party, NTCB represents that there are no actions, suits, investigations or proceedings pending or threatened against or affecting the validity or enforceability of the Debentures or this Agreement, any guaranty or any instrument, document or agreement concerning the Collateral or of which, if adversely determined, would have a material adverse effect on the financial condition, operations, business or properties of NTCB, and there are no outstanding orders or judgments of any court or governmental authority or awards of any arbitrator or arbitration board against NTCB that would have a material adverse effect on the financial condition, operations, business or properties of NTCB.

13.     Miscellaneous.
        --------------

     a. This Agreement is made for the sole and exclusive benefit of NTCB and Secured Party and is not intended to benefit any third party. No such third party may claim any right or benefit or seek to enforce any term or provision of this Agreement.

          b. In recognition of Secured Party's right to have all its attorneys fees and expenses incurred in connection with this Agreement secured by the Collateral, notwithstanding payment in full of the obligations secured by the Collateral, Secured Party shall not be required to release, reconvey, or terminate any security interest in the Collateral unless and until NTCB and has executed and delivered to Secured Party a general release in form and substance satisfactory to Secured Party.

          c. Secured Party and its officers, directors, employees, representatives, agents and attorneys, shall not be liable to NTCB for consequential damages arising from or relating to any breach of contract, tort, or other wrong in connection with or relating to the Debentures, this Agreement or the Collateral.

          d. NTCB waives presentment, demand for payment, notice of dishonor, protest and any other notices or demands in connections with the delivery, acceptance, performance, default and enforcement of the Debentures or any instruments representing all or any part of the indebtedness.

     e. The provisions of this Agreement are binding on the successors and assigns of NTCB.

     f. NTCB will pay to Secured Party on demand any costs, expenses, reasonable attorneys' fees and their reasonable disbursements incurred or paid by Secured Party in protecting or enforcing its rights in the Collateral and in collecting any part of the indebtedness and such amounts extended pursuant to this section shall be added to the indebtedness.

     g. Any delay, failure or waiver by Secured Party to exercise any right it may have under this Agreement is not a waiver of Secured Party's right to exercise the same or any other right at any other time.

     h. If any provision of this Agreement or the application of any provision to any person or circumstance shall be invalid or unenforceable, neither the balance of this Agreement nor the application of the provision to other persons or circumstances shall be affected. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction only, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     i. In the interest of a speedy resolution of any lawsuit which may arise hereunder, NTCB and Secured Party waive a trial by jury in any action with respect to this Agreement and as to any issues arising relating to this Agreement.

     j. If the incurring of any debt by NTCB or the payment of any money or transfer of property to Secured Party by or on behalf of NTCB should for any reason subsequently be determined to be "voidable" or avoidable" in whole or in part within the meaning of any state or federal law of the United States, (collectively "voidable transfers"), including, without limitation, fraudulent conveyances or preferential transfers under the United States Bankruptcy Code or any other federal or state law, and Secured Party is required to repay or restore any voidable transfers or the amount or any portion thereof, or upon the advise of Secured Party's counsel is advised to do so, then, as to any such amount or property repaid or restored, including all reasonable costs, expenses, and attorneys fees of Secured Party related thereto, the liability of NTCB and this Agreement, shall automatically be revived, reinstated and restored and shall exist as though the voidable transfers had never been made.

     k. The parties hereto expressly agree that this Agreement shall be governed by, interpreted under, and construed and enforced in accordance of the laws of the State of Texas. Any action to enforce, arising out of, or relating in any way to, any provisions of this Agreement shall be brought exclusively, in the federal courts for the State of Texas.

     l. All references in this Agreement to the singular shall be deemed to include the plural if the context so requires and vice versa. Reference in the collective or conjunctive shall also include the disjunctive unless the context otherwise clearly requires a different interpretation.

     m. All agreements, representations, warranties and covenants made by NTCB shall survive the execution and delivery of this Agreement, the filing and consummation of any bankruptcy proceedings, and shall continue in effect so long as any obligation to Secured Party contemplated by this Agreement is outstanding and unpaid, notwithstanding any termination of this Agreement.

     n. This Agreement constitutes the entire agreement between NTCB and Secured Party as to the subject matter hereof and may not be altered or amended except by written agreement signed by NTCB and Secured Party. All other prior and contemporaneous understandings between the parties hereto as to the subject matter hereof are rescinded.

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
Dated:  October  24,  2001

SECURED  PARTY:
DUTCHESS  PRIVATE  EQUITIES  FUND,  L.P.
BY  ITS  GENERAL  PARTNER  DUTCHESS
CAPITAL  MANAGEMENT,  LLC



BY:__________________________________
        Name:  Michael  A.  Novielli
        Title:  A  Managing  Member


SECURED  PARTY:
DAVID  WYKOFF



BY:__________________________________
        Name:  David  Wykoff





NORTH  TEXAS  CIRCUIT  BOARD  CO.,  INC.



By:  ________________________
       Name:  Linette  Malloy
       Title:  President













                                   SCHEDULE A

                  TO FINANCING STATEMENT AND SECURITY AGREEMENT

This FINANCING STATEMENT and SECURITY AGREEMENT covers, and the undersigned ("Debtor") hereby grants DUTCHESS PRIVATE EQUITIES FUND, L.P. and DAVID WYKOFF ("Secured Party") a security interest in, the following property, as collateral for the payment and performance of all present and future indebtedness, liabilities, guarantees and obligations of Debtor to Secured Party:

      a Giga 8800 Automatic CNC Drilling Machine, Serial No._______________

and all proceeds, as that term is defined in the Texas Uniform Commercial Code, including proceeds of any insurance policies and claims against third parties. Debtor agrees that said security interest may be enforced by Secured Party in accordance with the terms and provisions of all security and other agreements between Secured Party and Debtor, the Texas Uniform Commercial Code, or both.


NORTH  TEXAS  CIRCUIT  BOARD  CO.,  INC.



By:  ________________________
       Name:  Linette  Malloy
       Title:  President